UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     July 28, 2003
                                                 ----------------------


                             1st SOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)

                                     INDIANA
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                 (State or other jurisdiction of incorporation)


            0-6233                                   35-1068133
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    (Commission File Number)                     (I.R.S. Employer
                                                 Identification No.)


100 North Michigan Street              South Bend, Indiana            46601
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(Address of principal executive offices)                            (Zip Code)


                                 (574) 235-2702
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.       Other Events


On July 28, 2003, 1st Source Corporation issued a press release that announced its second quarter earnings for 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

 (c)    Exhibits

          99.1      Press release dated July 28, 2003


ITEM 9.

The information included or incorporated by reference under Item 5 of this report is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           1st Source Corporation
                                           ----------------------



DATE           July 29, 2003                /s/    Christopher J. Murphy III
       ---------------------               -------------------------------------
                                                                 (Signature)

                                        Christopher J. Murphy III
                                        Chairman of the Board, President and CEO


DATE           July 29, 2003               /s/     Larry E. Lentych
       ---------------------               ------------------------------------
                                                                 (Signature)
                                        Larry E. Lentych
                                        Treasurer and Chief Financial Officer
                                        Principal  Accounting Officer